Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                                 August 25, 2004

                 RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC.

                               as depositor of the

                           RFMSI SERIES 2004-S2 TRUST
           (Exact name of the registrant as specified in its charter)


Delaware                         333-106093-05                       75-2006294
_____________________________________________________________________
(State or other             (Commission File Number)            (I.R.S. Employee
jurisdiction of incorporation)                               Identification No.)


Residential Funding Mortgage Securities I, Inc.
8400 Normandale Lake Boulevard
Minneapolis, Minnesota                                             55437
(Address of Principal Executive Offices)                         (Zip Code)

Registrant's telephone number, including area code               (952) 857-7000



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Section 8 - Other Events

Item 8.01      Other Events

A copy of the monthly report relating to the August 2004 distribution to holders of the Residential Asset Securities Corporation, Home Equity Mortgage Asset-Backed Pass-Through Certificates, Series 2004-S2 is included as an exhibit to this Report.


Section 9 - Financial Statements

Item 9.01     Financial Statements, Pro Forma Financial Information and Exhibits

The following is filed as an Exhibit to this Report under Exhibit 20.

No. 20.        August 2004 Monthly Report


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC., as depositor of the registrant identified on the cover page to this Report


By:     /s / Barbara Wendt
Name:   Barbara Wendt
Title:  Managing Director
Dated:  August 25, 2004



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